Exhibit 10.1

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

June 30, 2014

among

ATLAS RESOURCE PARTNERS, L.P.,

as Borrower,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

JPMORGAN CHASE BANK, N.A., and

BANK OF AMERICA, N.A.,

as Co-Documentation Agents

WELLS FARGO SECURITIES, LLC,

DEUTSCHE BANK SECURITIES INC., and

CITIBANK GLOBAL MARKETS, INC.,

as Joint Lead Arrangers and Joint Bookrunners

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of June 30, 2014 (the “Third Amendment Effective Date”), is among ATLAS RESOURCE PARTNERS, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of July 31, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower has advised the Administrative Agent and the Lenders that ARP Rangely Production, LLC, a Delaware limited liability company and an indirect Wholly-Owned Subsidiary of the Borrower (“ARP Rangely”), has entered into that certain Purchase and Sale Agreement executed on May 6, 2014 (such version, the “Merit Acquisition Agreement”) among ARP Rangely, the Borrower, Merit Management Partners I, L.P., a Delaware limited partnership (“MMPI”), Merit Energy Partners III, L.P., a Delaware limited partnership (“MEPIII”), and Merit Energy Company, LLC, a Delaware limited liability company (“MEC” and, collectively with MMPI and MEPIII, the “Sellers”), pursuant to which ARP Rangely will acquire the Merit Assets from the Sellers.

C. In connection with the Merit Acquisition, the parties hereto desire to enter into this Third Amendment to (i) amend certain terms of the Credit Agreement as more particularly set forth herein and (ii) establish a Borrowing Base of $825,000,000, in each case, to be effective as of the Third Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Consolidated Gross Margin” means, for any period, EBITDA for such period plus, to the extent deducted from Consolidated Net Income in such period, G&A Expenses.

“G&A Expenses” means, for any period, general and administrative expenses (including, without limitation, employee expenses, insurance premiums and accounting fees) of Borrower and the Restricted Subsidiaries for such period; provided that any such general and administrative expenses added back in the definition of EBITDA in such period shall be excluded from “G&A Expenses”.

“Merit Acquisition Agreement” has the meaning given to such term in the Third Amendment.

“Merit Acquisition Documents” means (a) the Merit Acquisition Agreement and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith.

“Partnership Oil and Gas Margin” means, for any period, to the extent included in Consolidated Net Income for such period, (a) the aggregate sum of revenues of all Designated Partnerships and Undesignated Partnerships derived from their respective Oil and Gas Properties minus (b) any expenses incurred by such Designated Partnerships and Undesignated Partnerships in connection with the production from such Oil and Gas Properties (expressly excluding any general and administrative expenses of such Designated Partnerships and Undesignated Partnerships).

“Third Amendment” means that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders.

“Third Amendment Effective Date” means June 30, 2014.

2.2 Amended Definitions. The definitions of “Applicable Margin”, “Borrowing Base”, “Commitment”, “Consolidated Net Income”, “EBITDA”, “Loan Documents”, and “Total Funded Debt” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Applicable Margin” means, for any day, with respect to any Loan, the applicable rate per annum set forth below based on Borrowing Base Utilization Percentage on such day:

Borrowing Base Utilization Percentage	Eurodollar Loans	ABR Loans	Commitment Fee Rate
≥ 90%	2.75%	1.75%	0.500%
≥ 75% and < 90%	2.25%	1.25%	0.500%
≥ 50% and < 75%	2.00%	1.00%	0.500%
≥ 25% and < 50%	1.75%	0.75%	0.375%
< 25%	1.50%	0.50%	0.375%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of a change in the Borrowing Base Utilization Percentage and ending on the date immediately preceding the effective date of the next such change.

“Borrowing Base” means, at any time, an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time between Redetermination Dates pursuant to Section 2.07(f), Section 2.07(g) or Section 8.12(d). As of the Third Amendment Effective Date, the Borrowing Base shall be $825,000,000.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b); and “Commitments” means the aggregate amount of the Commitments of all the Lenders. The amount representing each Lender’s Commitment shall at any time be the lesser of (i) such Lender’s Maximum Credit Amount and (ii) such Lender’s Applicable Percentage of the then effective Borrowing Base. As of the Third Amendment Effective Date, the aggregate Commitments of the Lenders are $825,000,000.

“Consolidated Net Income” means with respect to the Borrower and the Restricted Subsidiaries, for any period, the aggregate of the net income (or loss) of the Borrower and the Restricted Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with Section 1.05; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income (but not loss) during such period of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary to the Borrower or a Restricted Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Law applicable to such Restricted Subsidiary or is otherwise restricted or prohibited, to the extent so restricted or prohibited, in each case determined in accordance with GAAP; (b) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (c) any extraordinary gains or losses during such period; and (d) any gains or losses attributable to writeups or writedowns of assets, including writedowns under ASC Topics 350 and 360; provided further that if the Borrower or any Restricted Subsidiary shall consummate a Material Acquisition or Material Disposition (other than a disposition permitted under Section 9.11(i)), then Consolidated Net Income shall be calculated after giving pro forma effect to such Material Acquisition or Material Disposition as if such Material Acquisition or Material Disposition had occurred on the first day of the period consisting of the four consecutive fiscal quarters of the Borrower ending on the last day of the most recently ending fiscal quarter for which financial statements are available and otherwise in accordance with Regulation S-X of the SEC. “Consolidated Net Income” shall include, without duplication, cash dividends and other cash distributions received during such period by the Borrower or any Restricted Subsidiary from an Unrestricted Subsidiary to the extent set forth in Section 1.05(b).

“EBITDA” means, for any period, an amount determined for the Borrower and the Restricted Subsidiaries determined on a consolidated basis in accordance with Section 1.05 equal to (a) the sum of (i) Consolidated Net Income for such period, plus, (ii) without duplication and to the extent deducted from Consolidated Net Income in such period, (A) interest, income taxes, depreciation, depletion, amortization, goodwill and other impairment, non-cash compensation on long-term incentive plans, non-cash losses including non-cash losses resulting from mark to market accounting of Swap Agreements, (B) reasonable and customary fees and expenses incurred or paid in connection with the consummation of the Transactions, the EP Acquisition and other acquisition transactions not prohibited by the terms of this Agreement or the other Loan Documents, and (C) any net loss from disposed or discontinued operations, minus (b) to the extent included in Consolidated Net Income, non-cash gains including non-cash gains resulting from mark to market accounting of Swap Agreements; provided that the Partnership Oil and Gas Margin for any period shall not exceed 15% of the Consolidated Gross Margin for such period (and, if applicable, EBITDA shall be reduced by deducting any portions of Consolidated Net Income that are attributable to Partnership Oil and Gas Margin in excess of such percentage).

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Intercreditor Agreement, and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

“Total Funded Debt” means, at any date, all Debt of the Borrower and the Restricted Subsidiaries determined on a consolidated basis in accordance with Section 1.05 other than (a) contingent obligations in respect of Debt described in clause (b) of the definition of “Debt”, and (b) Debt described in clauses (c), (j), (k), and (m) of the definition of “Debt”. For the avoidance of doubt, “Total Funded Debt” shall not include “asset retirement obligations” as such term is used in ASC Topic 410 to the extent such term relates to the plugging and abandonment of wells.

2.3 Amendment to Accounting Terms Provision. Section 1.05(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(b) Notwithstanding GAAP or anything in this Agreement to the contrary, for the purposes of calculating the ratios that are the subject of Section 9.01 hereof and the components of each of them, (i) all Unrestricted Subsidiaries (including the assets, liabilities, income, losses, cash flows and elements thereof) shall be excluded, except that any cash dividends or distributions paid by any Unrestricted Subsidiary to the Borrower or any Restricted Subsidiary shall be deemed to be income to the Borrower or such Restricted Subsidiary, as applicable, when received by it whether or not constituting income in accordance with GAAP, (ii) all current assets, current liabilities and other components of the ratio that is the subject of Section 9.01(b) of Designated Partnerships and Undesignated Partnerships shall be excluded, (iii) all Debt that would constitute Total Funded Debt of the Designated Partnerships and Undesignated Partnerships in excess of $5,000,000 in the aggregate for all Designated Partnerships and Undesignated Partnerships shall be included (provided that the total amount of such Debt for each such Designated Partnership and Undesignated Partnership shall be proportionately reduced by a percentage of such Debt equal to the percentage of the outstanding Equity Interests in such Designated Partnership or Undesignated Partnership owned by any Person other than the Borrower or any Restricted Subsidiary) and (iv) all income, expenses, gains and losses of the Designated Partnerships and Undesignated Partnerships shall be included subject to the proviso at the end of the definition of “EBITDA” contained in Section 1.02.

2.4 Amendment to Compliance Certificate Provision. Clause (ii) of Section 8.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(ii) setting forth reasonably detailed calculations demonstrating compliance with Section 9.01 (including, without limitation, calculations of G&A Expenses, Consolidated Gross Margin and Partnership Oil and Gas Margin).

2.5 New Swap Agreements Affirmative Covenant. Section 8.19 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 8.19 Swap Agreements for Merit Production. On or before the fifteenth (15th) day following the Third Amendment Effective Date, the Borrower shall, or shall cause ARP Rangely Production, LLC or another Loan Party to, enter into incremental Swap Agreements reasonably satisfactory to the Administrative Agent with respect to production from the Merit Assets to hedge notional volumes (combined with notional volumes hedged by the Borrower or the other Loan Parties following the execution of the Merit Acquisition Agreement but prior to the Third Amendment Effective Date) not less than the percentages set forth in the table below, in each case of the reasonably anticipated projected crude oil production from proved, developed and producing Oil and Gas Properties comprising the Merit Assets:

Time Period (relative to Third Amendment Effective Date)	Minimum Percentage to be Hedged
Months 1-12	50%
Months 13-24	25%

2.6 Amendment to Section 9.01 of the Credit Agreement. Section 9.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a) Ratio of Total Funded Debt to EBITDA. The Borrower will not permit, as of the last day of any Rolling Period ending on or after the Effective Date, the ratio of Total Funded Debt as of such day to EBITDA for the Rolling Period ending on such day to be greater than (i) as of the last day of the Rolling Periods ending on June 30, 2014, September 30, 2014 and December 31, 2014, 4.50 to 1.0, (ii) as of the last day of the Rolling Period ending on March 31, 2015, 4.25 to 1.0, and (iii) as of the last day of each Rolling Period ending thereafter, 4.00 to 1.0.

(b) Current Ratio. The Borrower will not permit, as of the last day of any fiscal quarter, the ratio of (i) current assets of the Borrower and the Restricted Subsidiaries determined in accordance with Section 1.05 (including the unused amount of the total Commitments of Lenders that are not Affiliate Lenders (but only to the extent that no Event of Default then exists), and excluding non-cash assets under ASC Topic 815) to (ii) current liabilities of the Borrower and the Restricted Subsidiaries determined in accordance with Section 1.05 (excluding non-cash obligations under ASC Topic 815, current maturities of Loans and other long-term Debt and those portions of advance payments received by the Borrower or any of the Restricted Subsidiaries for drilling and completion of oil and gas wells that exceed the cost to the Borrower or any Restricted Subsidiary and are classified as current liabilities) to be less than 1.0 to 1.0.

2.7 Amendment to Material Contracts Covenant. Section 9.21 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

9.21 Acquisition Documents. The Borrower will not, nor will the Borrower permit any Restricted Subsidiary to, directly or indirectly, amend or otherwise modify any EP Acquisition Document, the Barnett Acquisition Agreement, the Titan Merger Agreement, the DTE Acquisition Agreement, or any Merit Acquisition Document which in any case (a) violates the terms of this Agreement or any other Loan Document, (b) could reasonably be expected to be materially adverse to the rights, interests or privileges of the Administrative Agent or the Lenders or their ability to enforce the Loan Documents or (c) could reasonably be expected to have a Material Adverse Effect.

2.8 Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Third Amendment and any Borrowings made on the Third Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Third Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Third Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Third Amendment) of the aggregate Credit Exposure of all Lenders and (d) the Borrower shall be required to make any break-funding payments required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 2.8

Section 3. Borrowing Base Increase. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Borrowing Base shall be increased, effective as of the Third Amendment Effective Date, to be $825,000,000, and shall remain at $825,000,000 until the next Scheduled Redetermination, Interim Redetermination or other redetermination of the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement as amended hereby. The Loan Parties, the Administrative Agent and the Lenders agree that the redetermination of the Borrowing Base provided for in this Section 3 shall be considered and deemed to be the Scheduled Redetermination scheduled for on or about May 1, 2014.

Section 4. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof and the increase in the Borrowing Base contained in Section 3 hereof is subject to the following:

4.1 The Administrative Agent shall have received duly executed counterparts of this Third Amendment from the Loan Parties and each of the Lenders.

4.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date including, without limitation, the Borrowing Base increase fee described in Section 4.3 below.

4.3 Contemporaneously with the effectiveness of the increase of the Borrowing Base contained in Section 3 hereof, the Borrower shall pay to the Administrative Agent, a Borrowing Base increase fee for the benefit of each Increasing Lender (as defined below) in an amount equal to 0.40% of such Increasing Lender’s Increased Commitment (as defined below). As used herein, “Increasing Lender” means each Lender whose Commitment after giving effect to Section 3 hereof exceeds such Lender’s Commitment that was in effect on May 7, 2014, and “Increased Commitment” means the amount of such excess.

4.4 The Administrative Agent shall have received (a) a Security Agreement Supplement executed by Atlas Energy Holdings Operating Company, LLC, (b) a Joinder Agreement executed by ARP Rangely and (c) such other certificates, Organizational Documents, financing statements, good standing certificates, insurance certificates, agreements and authorizing resolutions, in each case in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent may request in order for ARP Rangely to become a Guarantor under the Loan Documents and for the Equity Interests in ARP Rangely to become pledged to secure the Indebtedness.

4.5 The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of Mortgages granting the Administrative Agent a Lien over Merit Assets with an aggregate value not less than 60% of the aggregate value of all Merit Assets evaluated by the Lenders for purposes of establishing the Borrowing Base pursuant to Section 3 hereof.

4.6 The Administrative Agent shall have received an opinion in form and substance reasonably acceptable to the Administrative Agent of (a) Ledgewood, as special counsel to the Loan Parties, and (b) Steptoe & Johnson LLP, as local counsel in the State of Colorado.

4.7 The Administrative Agent shall have received evidence satisfactory to it that all Liens on the Merit Assets (other than Liens permitted by Section 9.03 of the Credit Agreement) associated with any credit facilities and funded debt have been released or terminated, subject only to the filing of applicable terminations and releases.

4.8 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying: (a) true, accurate and complete copies of certain of the Merit Acquisition Documents and all amendments thereto, which documents shall contain terms and conditions reasonably acceptable to the Administrative Agent; (b) that, concurrently with the Borrowing under the Credit Agreement on the Third Amendment Effective Date, ARP Rangely

is consummating the Merit Acquisition, in accordance with the terms of the Merit Acquisition Documents without waiver or amendment of any term or condition thereof which would be materially adverse to the interests of the Loan Parties or the Lenders (provided that, for the avoidance of doubt, any of the following shall be deemed to be materially adverse to the interests of the Lenders: (i) any change in the purchase price not contemplated by the Merit Acquisition Agreement (other than (x) decreases in the purchase price of 10% or less and (y) increases in the purchase price funded solely with equity issued by or contributed to the Borrower; provided that any preferred equity shall be in a form reasonably acceptable to the Administrative Agent), (ii) any direct or indirect amendment, modification or waiver of or, failure by ARP Rangely to exercise its rights under, subclauses (c), (e) and (f) of Section 8.2 of the Merit Acquisition Agreement (including any modification or waiver of the defined terms used in such Section), and (iii) any amendment (or any exercise by ARP Rangely of any right to exclude any of the Merit Assets from the Merit Acquisition) that results in less than 98% of the value (as determined by the Administrative Agent) of all of the Merit Assets being acquired by ARP Rangely); (c) as to the final purchase price for the Merit Assets after giving effect to all adjustments as of the Third Amendment Effective Date contemplated by the Merit Acquisition Agreement; and (d) such other related documents and information as the Administrative Agent shall have reasonably requested.

4.9 The conditions set forth in Section 6.02 of the Credit Agreement shall be satisfied; provided that, the only representations and warranties related to the Borrower, ARP Rangely or the Merit Assets the accuracy of which shall be a condition to the effectiveness of this Third Amendment shall be (a) the representations made by the Sellers with respect to the Merit Assets in the Merit Acquisition Agreement that are material to the interests of the Lenders, but only to the extent that ARP Rangely has the right to terminate its obligations under the Merit Acquisition Agreement (or the right not to consummate the Merit Acquisition pursuant to the Merit Acquisition Agreement) as a result of the breach of such representation in the Merit Acquisition Agreement and (b) the Specified Representations (as defined below). For purposes hereof, “Specified Representations” means, collectively, the representations and warranties of the Borrower set forth in the following sections of the Credit Agreement: Section 7.01, Section 7.02, Section 7.03, Section 7.08, Section 7.09, Section 7.22, Section 7.23 and Section 7.24.

4.10 The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, forecasted pro forma (after giving effect to the Merit Acquisition) financial projections of the Borrower and its consolidated Subsidiaries (a) on an annual basis, through December 31, 2018 and (b) on a quarterly basis, through December 31, 2014.

4.11 The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the date hereof.

4.12 The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment, and this Third Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Third Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct when made), (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Third Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Third Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that immediately before and after giving effect to this Third Amendment, no Default, Event of Default or Borrowing Base Deficiency exists.

5.3 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4 No Oral Agreement. THIS WRITTEN THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5 Governing Law. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.9 Exiting Lender. Barclays Bank PLC (the “Exiting Lender”) hereby (a) consents to this Third Amendment as required under Section 12.02 of the Credit Agreement and (b) acknowledges and agrees to Section 2.8 of this Third Amendment. Each of the parties hereto hereby agrees and confirms that after giving effect to Section 2.8 of this Third Amendment, the Exiting Lender’s Maximum Credit Amount shall be $0, its Commitments to lend and all obligations under the Credit Agreement shall be terminated, and the Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents.

[Signature pages follow]

The parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

BORROWER:	ATLAS RESOURCE PARTNERS, L.P.

	By:	Atlas Resource Partners GP, LLC, its general partner

		By:	/s/ Sean McGrath
		Name:	Sean McGrath
		Title:	Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC, a Delaware limited liability company

ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company

ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company

ATLAS ENERGY OHIO, LLC, an Ohio limited liability company

ATLAS ENERGY TENNESSEE, LLC, a Pennsylvania limited liability company

ATLAS NOBLE, LLC, a Delaware limited liability company

ATLAS RESOURCES, LLC, a Pennsylvania limited liability company

REI-NY, LLC, a Delaware limited liability company

RESOURCE ENERGY, LLC, a Delaware limited liability company

RESOURCE WELL SERVICES, LLC, a Delaware limited liability company

VIKING RESOURCES, LLC, a Pennsylvania limited liability company

ARP BARNETT, LLC, a Delaware limited liability company

ARP OKLAHOMA, LLC, an Oklahoma limited liability company

ARP BARNETT PIPELINE, LLC, a Delaware limited liability company

ATLAS BARNETT, LLC, a Texas limited liability company

ARP PRODUCTION COMPANY, LLC, a Delaware limited liability company

ARP MOUNTAINEER PRODUCTION, LLC, a Delaware limited liability company

ARP RANGELY PRODUCTION, LLC, a Delaware limited liability company

By:	/s/ Sean McGrath
Sean McGrath
Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, as Administrative Agent and an Issuing Bank

By:	/s/ Edward Markham
Edward Markham
Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CITIBANK, N.A., as a Lender and an Issuing Bank

By:	/s/ John Miller
Name:	John Miller
Title:	Vice-President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

JPMORGAN CHASE BANK, N.A.,
as a Lender and an Issuing Bank

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kenneth Phelan
Name:	Kenneth Phelan
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

NATIXIS, as a Lender

By:	/s/ Andrew Keene
Name:	Andrew Keene
Title:	Vice President

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SANTANDER BANK, N.A., formerly known as Sovereign Bank, N.A., as a Lender

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mack Lambert
Name:	Mack Lambert
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMPASS BANK, as a Lender

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CADENCE BANK, N.A., as a Lender

By:	/s/ Steven Taylor
Name:	Steven Taylor
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ING CAPITAL LLC, as a Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

THE HUNTINGTON BANK, as a Lender

By:	/s/ Stephen Hoffman
Name:	Stephen Hoffman
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ James Giordano
Name:	James Giordano
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Jay Salitza
Name:	Jay Salitza
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

WHITNEY BANK, as a Lender

By:	/s/ David E. Sisler
Name:	David E. Sisler
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ONEWEST BANK, N.A., as a Lender

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Executive Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

The undersigned is executing this Third Amendment as of the date and year first written above for the sole purpose of Section 5.9 thereof.

BARCLAYS BANK PLC, as Exiting Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	12.12121212%	$181,818,181.82

Deutsche Bank AG New York Branch	6.66666667%	$100,000,000.00

Citibank, N.A.	6.66666667%	$100,000,000.00

Bank of America, N.A.	6.66666667%	$100,000,000.00

JPMorgan Chase Bank, N.A.	6.66666667%	$100,000,000.00

Comerica Bank	4.66666667%	$70,000,000.00

ABN AMRO Capital USA LLC	4.66666667%	$70,000,000.00

Natixis	4.66666667%	$70,000,000.00

SunTrust Bank	4.66666667%	$70,000,000.00

Royal Bank of Canada	4.66666667%	$70,000,000.00

Compass Bank	4.66666667%	$70,000,000.00

Canadian Imperial Bank of Commerce, New York Agency	4.66666667%	$70,000,000.00

ING Capital LLC	4.66666667%	$70,000,000.00

Santander Bank, N.A.	3.51515152%	$52,727,272.73

Cadence Bank, N.A.	2.66666667%	$40,000,000.00

Huntington Bank	2.66666667%	$40,000,000.00

Capital One, National Association	2.66666667%	$40,000,000.00

Branch Banking and Trust Company	2.66666667%	$40,000,000.00

The Bank of Nova Scotia	2.66666667%	$40,000,000.00

Whitney Bank	2.66666667%	$40,000,000.00

Annex I-1

Name of Lender	Applicable Percentage	Maximum Credit Amount
PNC Bank, National Association	2.18181818%	$32,727,272.73

OneWest Bank, N.A.	2.18181818%	$32,727,272.73

Total	100%	$1,500,000,000.00

Annex I-2